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                                                                   EXHIBIT 23(A)



                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 333-778, 333-780, 333-782, 333-784 and 333-786) of
American Oncology Resources, Inc. of our report dated March 14, 1997 appearing on page 22 of this Form 10-K.



PRICE WATERHOUSE LLP
Houston, Texas
March 14, 1997